UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: October 15, 2008 (Date of earliest event reported)

The Student Loan Corporation (Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135
(State or other jurisdiction of incorporation or organization)	(Commission FileNumber)	(I.R.S. Employer Identification No.)

750 Washington Boulevard Stamford, Connecticut		06901
(Address of principal executive offices)		(Zip Code)

(203) 975-6320
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 15, 2008, the Board of Directors of The Student Loan Corporation (the Company) nominated and elected Kevin L. Thurm as a Director of the Company. Mr. Thurm's election is for a term expiring on the date of the annual stockholders meeting in 2010. Mr. Thurm joined Citigroup Inc. (Citigroup), which indirectly owns 80% of the outstanding common stock of the Company, in 2001 as Director of Consumer Planning in Citigroup's Global Consumer Group. He currently serves as the Chief Administrative Officer of the Consumer Banking North America Division of Citigroup.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STUDENT LOAN CORPORATION

Date: October 20, 2008

By: /s/ Scot Parnell
Name: Scot Parnell
Title: Chief Financial Officer